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                                                                   EXHIBIT 10.15



                            URSUS TELECOM CORPORATION

                            Representative's Warrant

No. __                                           150,000 Shares of Common Stock


         THIS CERTIFIES that, for receipt in hand of $150 and other value received, Joseph Charles & Associates, Inc., 2500 N. Military Trail, Suite 300, Boca Raton, Florida 33431 (the "Holder"), is entitled to subscribe for and purchase from Ursus Telecom Corporation, a Florida corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time from and after _______________, 1998 and before 5:00 p.m. Eastern Standard Time on _______________, 2003 (the "Exercise Period"), 150,000 shares of Common Stock, $.01 par value per share (the "Common Shares"), of the Company (as adjusted, the "Underlying Shares") at an aggregate exercise price of $_____ per Common Share, subject to adjustment as provided herein (the "Exercise Price"). The Underlying Shares are sometimes collectively referred to herein as the "Underlying Securities."

         This Representative's Warrant is the warrant or one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Representative Warrants") issued pursuant to the Underwriting Agreement, dated _______________, 1998 (the "Underwriting Agreement"), between the Company and Joseph Charles & Associates, Inc., as Representative of the several Underwriters. As used herein the term "this Representative's Warrant" shall mean and include this Representative's Warrant and any Representative's Warrant or Representative's Warrants hereafter issued as a consequence of the exercise or transfer of this Representative's Warrant in whole or in part. This Representative's Warrant may not be sold, transferred, assigned or hypothecated until _______________, 1999, except that it may be transferred, in whole or in part, to (i) one or more officers or partners of the Holder (or the officers or partners of any such partner); (ii) any other underwriting firm or member of the selling group (or the officers or partners of any such firm) which participated in the public offering of 1,500,000 Common Shares of the Company pursuant to a Registration Statement (Registration Number 333-46197) on Form S-1 under the Securities Act of 1933, as amended (the "Act"); (iii) a successor to the Holder, or the officers or partners of such successor; (iv) a purchaser of substantially all of the assets of the Holder; or (v) by operation of law; and the term the "Holder" as used herein shall include any transferee to whom this Representative's Warrant has been transferred in accordance with the above.

         1. This Representative's Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Underlying Shares, by the surrender of this Representative's Warrant (with the election at the end hereof duly executed) to the Company at its office at Ursus Telecom Corporation, 440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325, or at such other place as is designated in writing by the Company, together with a certified or bank

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cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Underlying Shares for which this Representative's Warrant is being exercised. This Representative's Warrant may only be exercised for a proportionate amount of Underlying Shares in amounts of not less than 100 Common Shares (unless less than an aggregate of 100 Common Shares are then purchasable under this Representative's Warrant by the Holder).

         2. Upon each exercise of the Holder's rights to purchase Common Shares, the Holder shall be deemed to be the holder of record of the Underlying Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Underlying Shares shall not then have been actually delivered to the Holder. Promptly after each such exercise of this Representative's Warrant, the Company shall issue and deliver, or shall cause the transfer agent for the Common Shares to issue and deliver, to the Holder a certificate or certificates for the Underlying Shares issuable upon such exercise, registered in the name of the Holder or its designee. The Company has reserved, deposited and will at all times maintain with the transfer agent for the Common Shares a number of Underlying Shares sufficient for issuance and delivery upon exercise of the Representative's Warrants. In the event that the Company fails promptly to issue and deliver or cause the issuance and delivery of certificates for Common Shares in accordance with the second sentence of this Section, the Representative is hereby irrevocably designated the Company's agent to so instruct the transfer agent for the Common Shares to issue and deliver such certificates and to take any other actions either of them deem necessary or appropriate in connection with such issuance and delivery. If this Representative's Warrant should be exercised in part only, the Company shall, upon surrender of this Representative's Warrant for cancellation, execute and deliver a new Representative's Warrant evidencing the right of the Holder to purchase the balance of the Underlying Shares (or portions thereof) subject to purchase hereunder.

         3. Any Representative's Warrants issued upon the transfer or exercise in part of this Representative's Warrant shall be numbered and shall be registered in a Representative's Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Representative's Warrant on the Representative's Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Representative's Warrant on the part of any other person, and shall not be liable for any registration or transfer of Representative's Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or the nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Representative's Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Representative's Warrant or Representative's Warrants to the person entitled thereto. This Representative's Warrant may be exchanged, at the option of the Holder thereof, for another Representative's Warrant, or other Representative's Warrant of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Underlying Shares (or


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portions thereof), upon surrender to the Company or its duly authorized agent.
Notwithstanding the foregoing, the Company shall have no obligation to cause Representative's Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations thereunder.

         4. The Company shall at all times reserve and keep available for issuance upon the exercise of the Representative's Warrants and on deposit with the transfer agent for the Common Shares a number of its authorized and unissued Common Shares that will be sufficient to permit the exercise in full of the Representative's Warrants. The Company covenants that all Common Shares issuable upon exercise of this Representative's Warrant, upon receipt by the Company of the full payment therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Shares payable in shares of its capital stock, (ii) subdivide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Underlying Shares issuable upon exercise of the Representative's Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the holders of the Representative's Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Representative's Warrants had been exercised immediately prior to such time, such holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

            (c) In any case in which this Section 5 shall require that an adjustment in the number of Underlying Shares be made effective as of a record date for a specified event the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Representative's Warrant after such record date, the Common Shares, if any, issuable upon such exercise over and above the number of Underlying Shares, if any, issuable upon such exercise on the basis of the number of Underlying Shares in effect prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            (d) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Representative's Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Underlying Shares


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issuable pursuant to such Representative's Warrants and the Exercise Price, after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

            (e) The Company shall not be required to issue fractions of Common Shares or other capital stock of the Company upon the exercise of this Representative's Warrant. If any fraction of a share would be issuable on the exercise of this Representative's Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price (as hereinafter defined) of such Common Share on the date of exercise of this Representative's Warrant.

            (f) The "Current Market Price" per Common Share on any date shall be defined as the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market System) on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Shares as furnished by the National Association of Securities Dealers, Inc. through The Nasdaq Stock Market, Inc. or a similar organization if The Nasdaq Stock Market, Inc. is no longer reporting such information. If on any such date the Common Shares are not listed or admitted to trading on any national securities exchange and are not quoted by The Nasdaq Stock Market, Inc. or any similar organization, the fair value of the Common Shares on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

         6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Representative's Warrant solely the kind and amount of Common Shares and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of Common Shares for which this Representative's Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate or articles of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

            (b) In case of any reclassification or change of the Common Shares issuable upon exercise of this Representative's Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the


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shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Common Shares (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Representative's Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Common Shares for which this Representative's Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

            (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of Common Shares and to successive consolidations, mergers, sales, leases, or conveyances.

      7.    In case at any time the Company shall propose:

            (a) to pay any dividend or make any distribution on Common Shares in Common Shares or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Shares; or

            (b) to issue any rights, warrants, or other securities to all holders of Common Shares entitling them to purchase any additional Common Shares or any other rights, warrants, or other securities; or

            (c) to effect any reclassification or change of outstanding Common Shares, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6(b); or

            (d) to effect any liquidation, dissolution, or winding up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Representative's Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of Common Shares to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding Common Shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up. Any such notice shall be deemed delivered on the date of actual delivery as shown by


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the certification receipt or at the expiration of the tenth (10th) business day after the date of mailing, whichever is earlier in time.

         8. The issuance of any shares or other securities upon the exercise of this Representative's Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         9. (a) If, at any time during the four-year period commencing one year after the Effective Date, the Company shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while this Representative's Warrant or any of the Representative's Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of the Representative's Warrants or any Representative's Securities (collectively, the "Eligible Holders") at least 45 days' prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 30 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Representative's Securities sold by any Eligible Holder), register or qualify all or, at each Eligible Holder's option, any portion of the Representative's Securities of any Eligible Holder who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Representative's Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Representative's Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then any Eligible Holder who shall have requested registration of his or its Representative's Securities shall delay the offering and sale of such Representative's Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days (the "Delay Period"), as the managing underwriter shall request, provided that no such delay shall be required as to any Representative's Securities if any securities of the Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and any Eligible Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Representative's Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein, "Representative's Securities"


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shall mean the Underlying Securities which have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Act.

            (b) If, at any time during the four-year period commencing one year after the Effective Date, the Company shall receive a written request (a "Request"), from Eligible Holders who in the aggregate own (or upon exercise of all Representative's Securities then outstanding or issuable would own) a majority of the total number of Common Shares then included (or which upon such exercises would be included) in the Representative's Securities (the "Majority Holders"), to register the sale of all or part of such Representative's Securities, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Representative's Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; PROVIDED; HOWEVER, that the Company shall only be obligated to register Representative's Securities on one occasion pursuant to this Section 9(b). All expenses incurred in connection with such registration (other than the fees and disbursements of counsel for the Eligible Holders and underwriting discounts, if any, payable in respect of the Representative's Securities sold by the Eligible Holders) shall be borne by the Company. Within three business days after receiving any request contemplated by this Section 9(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Representative's Securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice. Notwithstanding anything contained in this Section 9(b) to the contrary: (i) no person may make a Request that the Company file, nor shall the Company be obligated to file, a Registration Statement on any date that is within 90 days of the effective date of any registration statement filed by the Company and pursuant to which such person was given full "piggyback" registration rights in accordance with Section 9(a) hereof including without limitation the ability to include all Representative's Securities requested to be included therein; and
(ii) the Company may delay the registration of the securities to which a Request relates if upon receipt of such Request (A) the Company notifies the person making the Request that it is contemplating filing a Registration Statement within 90 days of such Request, or (B) the Company notifies the person making the Request that the Board of Directors of the Company has determined that a material event has occurred that has not been publicly disclosed and which if disclosed would have a material adverse effect on the Company; provided that (x) in the case of clause (ii)(A) of this paragraph, the Company shall, as soon as practical, upon the first to occur of the abandonment of such contemplated Registration Statement or the expiration of such 90-day period, register the securities to which the Request relates unless such Request is withdrawn; and
(y) in the case of clause (ii)(B) of this paragraph, the Company may not delay the filing of the Registration Statement for more than 30 days from the date of the Request unless such Request is withdrawn.

            (c) In the event of a registration pursuant to the provisions of this Section 9, the Company shall use its best efforts to cause the Representative's Securities so registered to be registered or qualified for sale under the securities or Blue Sky Laws of such jurisdictions as the


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Holder or such holders may reasonably request; PROVIDED, HOWEVER, that the
Company shall not be required to qualify to do business in any state by reason of this Section 9(c) in which it is not otherwise required to qualify to do business.

            (d) The Company shall keep effective any registration or qualification contemplated by this Section 9 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication until the earlier of the conclusion of the period required to permit the Eligible Holders to complete the offer and sale of the Representative's Securities covered thereby and 90 days from the effective date of the Registration Statement; PROVIDED, HOWEVER, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Representative's Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Representative's Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

            (e) In the event of a registration pursuant to the provisions of this Section 9, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Representative's Securities included in such registration.

            (f) In the event of a registration pursuant to the provisions of this Section 9, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Representative's Securities.

            (g) The Company agrees that until all the Representative's Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Representative's Securities to sell such securities under Rule 144.

            (h) So long as any Representative's Securities are outstanding, the Company will not enter into any agreement requiring the registration of any securities of the Company which is in conflict with the terms of this Section 9.

         10. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),


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from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Representative's Securities, or (B) in any application or other document or communication (in this Section 10 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Representative's Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any AMENDMENT or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Representative's Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Representative's Warrant.

         If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "Indemnified Party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Indemnified Party or Parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 10) and the Company shall promptly assume the defense of such action, including the employment of counsel and payment of expenses. Such Indemnified Party or Parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such Indemnified Party or Parties to have charge of the defense of such action or such Indemnified Party or Parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the Indemnified Party or Parties. Anything in this Section 10 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each Indemnified Party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of


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judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Representative's Securities or any of its officers or directors in connection with the sale of any Representative's Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Representative's Securities.

            (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Representative's Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 10(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 10(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Indemnified Parties, by the provisions of Section 10(a).

            (c) To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 10(a) or 10(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this agreement expressly provides for indemnification in such case, or (ii) any Indemnified Party or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Representative's Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an Indemnified Party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of Common Shares (or which would be owned upon exercise of all Representative's Securities) by it and included in such registration as compared to the number of Common Shares owned (or which would be owned upon exercise of all Representative's Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 10(c). This Section 10(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

         11. Unless registered pursuant to the provisions of Section 9 hereof, the certificate or certificates evidencing such securities shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) A POST-EFFECTIVE AMENDMENT TO SUCH REGISTRATION STATEMENT, (ii) A SEPARATE REGISTRATION STATEMENT UNDER SUCH ACT, OR (iii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Representative's Warrant (and upon surrender of any Representative's Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the

Company shall exercise and deliver to the Holder thereof a new Representative's Warrant of like date, tenor, and denomination.

         13. The Holder of any Representative's Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Representative's Warrant.

         14. This Representative's Warrant shall be construed in accordance with the laws of the State of Florida.

         15. The Company irrevocably consents to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Representative's Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Representative's Warrant, or a breach of this Representative's Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other processes.

Dated: _______________, 1998

WITNESS:                                        URSUS TELECOM CORPORATION



                                                By:
____________________________                       ----------------------------
Secretary                                       Luca M. Giussani, President and
                                                Chief Executive Officer

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Representative's Warrant.)

         FOR VALUE RECEIVED, hereby sells, assigns, and transfers unto a Representative's Warrant to purchase Common Shares of Ursus Telecom Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Representative's Warrant on the books of the Company, with full power of substitution.

Dated:__________________


                                             ____________________________
                                             Signature

                              ELECTION TO EXERCISE

         The undersigned hereby exercises his or its rights to purchase _________ Shares covered by the within Representative's Warrants and tenders payment herewith in the amount of $__________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:




                     _____________________________________

                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Underlying Shares shall not be all the Underlying Shares covered by the within Representative's Warrant, requests that a new Representative's Warrant for the balance of the Underlying Shares covered by the within Representative's Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:_________________                      Name:
                                                  --------------------------
                                                  (Print)



Address:

                                             Signature:
                                                       ---------------------



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